JOHN HANCOCK TRUST Fund Name Managed by: Columbia Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Citigroup & Morgan Stanley

(2)	Name of Issuers: CIT Group

(3)	Title of Securities: CIT Group Convertible Preferred

(4)	Date of First Offering: 10/17/07

(5)	Amount of Total Offering: $746,200.000

(6)	Unit Price of Offering: $26.00

(7)	Underwriting Spread or Commission: 94 Cents

(8)	Years of Issuer’s Operations: over 3 years (100 years)

(9)	Trade Date: 10/17/07

(10)	Portfolio Assets on Trade Date: $438,211,000

(11)	Price Paid Per Unit: $25.00

(12)	Total Price Paid by Portfolio: $1,272,500

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $25

(14) % of Portfolio Assets Applied to Purchase: 0.29%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Bear Stearns, Citogroup, RBC, Bank of America, Bank of Tokyo Mitsubishi, BB&T, DZ Financial, HSBC, Scotia Capital, Stifel Nicolaus, Wells Fargo

(2)	Name of Issuers: Bear Stearns

(3)	Title of Securities: BSC 7.25 2/1/18 maturity cusip 073902RU4

(4)	Date of First Offering: 1/29/08

(5)	Amount of Total Offering: $3 Billion

(6)	Unit Price of Offering: 99.726

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 1/29/08

(10)	Portfolio Assets on Trade Date: $295,538,914.57

(11)	Price Paid Per Unit: 99.726

(12)	Total Price Paid by Portfolio: $334,082.10

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $14,958,900

(14) % of Portfolio Assets Applied to Purchase: 0.113%

JOHN HANCOCK TRUST U.S. High Yield Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Banc of America Securities, BNP Paribas, Credit Suisse, Deutsche Bank, JP Morgan, Barclays Capital, Goldman Sachs & Co, JP Morgan, Morgan Stanley, UBS Securities, Wachovia Securities Inc, Wells Fargo, BMO Capital Partners, BNP Paribas, Bosc Inc, Calyon Securities USA, Compass Bank

(2)	Name of Issuers: Forest Oil

(3)	Title of Securities: Forest Oil FST7 ¼ 346091BA8

(4)	Date of First Offering: 5/20/08

(5)	Amount of Total Offering: $250mm

(6)	Unit Price of Offering: 100.25

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/15/08

(10)	Portfolio Assets on Trade Date: $473,204,872

(11)	Price Paid Per Unit: 100.25

(12)	Total Price Paid by Portfolio: $350,875

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $1,503.750

(14)	% of Portfolio Assets Applied to Purchase: .074%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended September 30, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members Joint Lead Managers-Books:

Credit Suisse JP Morgan

Co managers:

BNP Paribas, Calyon Securites, USA Comerica Securities, Jefferies & Co, Natexis Bleichroeder Inc, Societe Generale, UBS Securities LLC, Wells Fargo, BMO Capital Markets

(2) Name of Issuers Swift Energy

(3) Title of Securities

SWIFT ENERGY CO SFY7 1/8 06/01/17

(4) Date of First Offering 5/17/07 (5) Amount of Total Offering $250MM (6) Unit Price of Offering 100 (7) Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations

> 10 years

(9)	Trade Date

05/17/07

(10)	Portfolio Assets on Trade Date $401,952,561

(11)	Price Paid Per Unit

100

(12)	Total Price Paid by Portfolio $175,500

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,000,000

(14)	% of Portfolio Assets Applied to Purchase

0.044%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

Name of Underwriter & Syndicate Members: Credit Suisse, BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fifth Third, HSBC, JP Morgan, Keybanc, Morgan Keegan, Popular Securities, Santander, SunTrust, Robinson Humphrey, Wachovia, Wells Fargo

(1)	Name of Issuers: Credit Suisse

(2)	Title of Securities: CS 5.00 05/15/13

(3)	Date of First Offering: 5/1/08

(4)	Amount of Total Offering: $4.0 Billion

(5)	Unit Price of Offering: $99.779

(6)	Underwriting Spread or Commission: 0

(7)	Years of Issuer’s Operations: > 10 years

(8)	Trade Date: 5/1/08

(9)	Portfolio Assets on Trade Date: $301,702,982

(10)	Price Paid Per Unit: $99.779

(11)	Total Price Paid by Portfolio: $718,408.80

(12)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $39,911,600.00

(13)	% of Portfolio Assets Applied to Purchase: .238%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Credit Suisse, Banc of America, BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fith Third Securities, HSBC, JP

Morgan, Jeybank, Morgan Keegan, Popular Securities, SunTrust Robinson Humphrey, Wells Fargo, MFR Securities Inc, Trilon International

(2)	Name of Issuers: Credit Suisse

(3)	Title of Securities: CS 6 2/15/18 maturity cusip 22541HCC4

(4)	Date of First Offering: 2/13/08

(5)	Amount of Total Offering: $2 billion

(6)	Unit Price of Offering: 99.671

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 152 years

(9)	Trade Date: 2/19/08

(10)	Portfolio Assets on Trade Date: $298,242,659,73

(11)	Price Paid Per Unit: 99.671

(12)	Total Price Paid by Portfolio: $787,532.57

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $34,890,683.33

(14) % of Portfolio Assets Applied to Purchase: .264%

     JOHN HANCOCK TRUST Fund Name Dynamic Growth Trust Managed by Sub-Adviser Name Deutsche Asset Mgt.

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members Citigroup Global Markets Inc. & Goldman Sachs Co.

(2)	Name of Issuers Och-Ziff Capital Management

(3)	Title of Securities $32.00

(4)	Date of First Offering November 13, 2007

(5)	Amount of Total Offering Blackstone Group Fortress Investment Group $1,188,000,000 $4,133,330,000 $634,290,000

(6)	Unit Price of Offering $32 $31 $18.50

(7)	Underwriting Spread or Commission

Gross Spread $1.760 $0.756 Selling Concession $1.110 Gross Spread

(8)	Years of Issuer’s Operations 13 Years

(9)	Trade Date 11/13/2007

(10)	Portfolio Assets on Trade Date $131,942,821.66

(11)	Price Paid Per Unit $32.00

(12)	Total Price Paid by Portfolio $1,510,400

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios $32 per unit

(14) % of Portfolio Assets Applied to Purchase 1.14%

JOHN HANCOCK TRUST

     Fund Name JHT Dynamic Growth Trust Managed by Sub-Adviser Name Deutsche Asset Mgt.

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members JP Morgan, Citigroup, and Lehman Bros

(2)	Name of Issuers Vmware

(3)	Title of Securities VMW

(4)	Date of First Offering August 13, 2007

(5)	Amount of Total Offering 1) Akamai 2)Citrix $957,000,000 $234,000,000 37,500,000

(6)	Unit Price of Offering $29.00 $26.00 $15.00

(7)	Underwriting Spread or Commission $1,595 Gross Spread $1,820 Gross Spread $1,050 Gross Spread

(8)	Years of Issuer’s Operations 9 Years

(9)	Trade Date 8/13/07

(10)	Portfolio Assets on Trade Date 141,766,114.58

(11)	Price Paid Per Unit $29.00

(12)	Total Price Paid by Portfolio $319,000

(13)	Total Price Paid by Portfolio plus total Price Paid $29.00 For same Securities by other Sub Advised Portfolios

(14)	% of Portfolio Assets Applied to Purchase 0.23%

JOHN HANCOCK TRUST

     Value & Restructuring Trust Managed by: Columbia / US Trust

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Morgan Stanley

(2)	Name of Issuers: Morgan Stanley

(3)	Title of Securities Eaton Corporation

(4)	Date of First Offering: 4/22/08

(5)	Amount of Total Offering: $1.47 billion

(6)	Unit Price of Offering: $84.00

(7)	Underwriting Spread or Commission: 1.51 / share

(8)	Years of Issuer’s Operations: over 3 years (97 years)

(9)	Trade Date: 4/22/08

(10)	Portfolio Assets on Trade Date: $460,398,009

(11)	Price Paid Per Unit: $84.00

(12)	Total Price Paid by Portfolio: $641,844

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $84.00

(14)	% of Portfolio Assets Applied to Purchase: 0.14%

JOHN HANCOCK TRUST U.S. High Yield Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Banc of America Securities, BNP Paribas, Credit Suisse, Deutsche Bank, JP Morgan

(2)	Name of Issuers: Forest Oil

(3)	Title of Securities: Forest Oil FST7 ¼ 346091BA8

(4)	Date of First Offering: 5/20/08

(5)	Amount of Total Offering: $250mm

(6)	Unit Price of Offering: 100.25

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/15/08

(10)	Portfolio Assets on Trade Date: $473,204,872

(11)	Price Paid Per Unit: 100.25

(12)	Total Price Paid by Portfolio: $350,875

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $1,503.750

(14)	% of Portfolio Assets Applied to Purchase: .074%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

Name of Underwriter & Syndicate Members: HSBC, ABN Amro, ANZ Securities, Bank of New York, BNP Paribas, CIBC, Citigroup, Commerica Bank, Commerzbank, Credit Suisse, Fifth Third Bank, Mizuho Securities, Morgan Stanley, National Australia Bank, RBC Capital, Santander, Scotia Capital, TD Securities, UBS Securities, Wachovia, Wells Fargo

Name of Issuers: HSBC Holdings

(1)	Title of Securities: HSBC 6.8 06/01/38

(2)	Date of First Offering: 5/19/08

(3)	Amount of Total Offering: $1.5 Billion

(4)	Unit Price of Offering: $99.783

(5)	Underwriting Spread or Commission: 0

(6)	Years of Issuer’s Operations: > 10 years

(7)	Trade Date: 5/19/08

(8)	Portfolio Assets on Trade Date: $301,702,982

(9)	Price Paid Per Unit: $99.783

(10)	Total Price Paid by Portfolio: $374,186.25

(11)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $19,956,600.00

(12) % of Portfolio Assets Applied to Purchase: .124%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Lehman, Banc of America, Citigroup, DnB NOR ASA, HSBC, Mellon, National Australia Bank, Scotia Capital, Sovereign Bank, SunTrust, TD Securities, Wells Fargo, Williams Capital

(2)	Name of Issuers: Lehman Brothers Holdings

(3)	Title of Securities: LEH 6.875 05/02/18

(4)	Date of First Offering: 4/17/08

(5)	Amount of Total Offering: $2.5 Billion

(6)	Unit Price of Offering: 99.669

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/17/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid Per Unit: 99.669

(12)	Total Price Paid by Portfolio: $358,808.40

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $19,933,800.00

(14) % of Portfolio Assets Applied to Purchase: .121%

JOHN HANCOCK TRUST U.S. High Yield Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: JP Morgan , Banc of America Securities, Wachovia

(2)	Name of Issuers: Lender Process Services

(3)	Title of Securities: Lender Process Services 8 1/8 52602EAA0

(4)	Date of First Offering: 6/19/08

(5)	Amount of Total Offering: $375mm

(6)	Unit Price of Offering: 100

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 6/19/08

(10)	Portfolio Assets on Trade Date: $532,195,035

(11)	Price Paid Per Unit: 100

(12)	Total Price Paid by Portfolio: $225,000

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $1 mm

(14)	% of Portfolio Assets Applied to Purchase: 0%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Merrill Lynch, Citigroup, Fith Third Corporation, Keybanc Capital, SunTrust, Robinson Humphrey, Utendahl Capital Partners, Wachovia, Wells Fargo Securities, Williams Capital Group

(2)	Name of Issuers: Merill Lynch & Co., Inc.

(3)	Title of Securities: MER 5.45 2/05/13 maturitiy cusip 59018YM40

(4)	Date of First Offering: 1/29/08

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: 99.870

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 1/29/08

(10)	Portfolio Assets on Trade Date: $297,729,075.20

(11)	Price Paid Per Unit: 99.870

(12)	Total Price Paid by Portfolio: $1.358,232.00

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $79,896,000

(14)	% of Portfolio Assets Applied to Purchase: .456%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Merrill Lynch, Barclays Capital, CIBC World Markets, Citigroup, Deutsche Bank, Greenwich Capital, Mizuho Securities, PNC Capital Markets, RBC Capital Markets, SunTrust, Wachovia, Wells Fargo, Zions Direct

(2)	Name of Issuers: Merrill Lynch & Co.

(3)	Title of Securities: MER 6.875 04/25/18

(4)	Date of First Offering: 4/22/08

(5)	Amount of Total Offering: $5.5 Billion

(6)	Unit Price of Offering: 99.914

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/22/08

(10)	Portfolio Assets on Trade Date: $301,702,982

(11)	Price Paid Per Unit: 99.914

(12)	Total Price Paid by Portfolio: $714,385.10

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $39,965,600.00

(14) % of Portfolio Assets Applied to Purchase: .237%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Barclays, Lehman, PBS, Wachovia, BNP Paribas, Citigroup, SunTrust, Wedbush Morgan, Wells Fargo

(2)	Name of Issuers: MidAmerican Energy Holdings

(3)	Title of Securities: BRK 5.75 4/1/18 maturity cusip 59562VAS6

(4)	Date of First Offering: 3/25/08

(5)	Amount of Total Offering: $650,000,000

(6)	Unit Price of Offering: 99.819

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 3/25/08

(10)	Portfolio Assets on Trade Date: $283,171,024

(11)	Price Paid Per Unit: 99.819

(12)	Total Price Paid by Portfolio: $529,040.70

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $24,954,750.00

(14)	% of Portfolio Assets Applied to Purchase: .187

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Morgan Stanley, ABN Amro, ANZ Securities, BB&T Capital, BMO Capipal, Cabrera Capital, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert, Natixis Securities, RBC

Capital, Santander, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

(2)	Name of Issuers: Morgan Stanley

(3)	Title of Securities: MS 6.625 04/01/18

(4)	Date of First Offering: 5/2/08

(5)	Amount of Total Offering: $2.0 Billion

(6)	Unit Price of Offering: $102.923

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/2/08

(10)	Portfolio Assets on Trade Date: $301,702,982

(11)	Price Paid Per Unit: $102.923

(12)	Total Price Paid by Portfolio: $473,445.80

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $25,730,750.00

(14) % of Portfolio Assets Applied to Purchase: .157%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Morgan Stanley, ABN Amro, Bank of Tokyo-Mitsubishi, Bayerishe Hypo-Und Vereinsbank, Calyon New York, CastleOak Securities, Commerzbank, Danske Bank, Deutsche Bank, Mizuho Securities, Ramirez, RBC Capital, Santander, Scotia Capital, SunTrust, Wells Fargo

(2)	Name of Issuers: Morgan Stanley

(3)	Title of Securities: MS 6.00 04/28/15

(4)	Date of First Offering: 4/23/08

(5)	Amount of Total Offering: $1.5 Billion

(6)	Unit Price of Offering: 99.876

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/23/08

(10)	Portfolio Assets on Trade Date: $301,702,982

(11)	Price Paid Per Unit: 99.9876

(12)	Total Price Paid by Portfolio: $629,218.80

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $34,956,600.00

(14) % of Portfolio Assets Applied to Purchase: .209%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: ABN Amro, ANZ Securities, BB&T capital, BMO Capital, Cabera Capital, Calyon Securities, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert Capital, Natixis Securities, RBC Capital, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

(2)	Name of Issuers: Morgan Stanley

(3)	Title of Securities: MS 6.625 4/1/18 maturity cusip 6174466Q7

(4)	Date of First Offering: 3/27/08

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $100

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 73 years

(9)	Trade Date: 3/27/08

(10)	Portfolio Assets on Trade Date: $283,171,024

(11)	Price Paid Per Unit: 100

(12)	Total Price Paid by Portfolio: $1,060,000

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $50,000,000

(14) % of Portfolio Assets Applied to Purchase: .374

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended March 31, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Barclays, JP Morgan, Greenwich, Wells Fargo

(2)	Name of Issuers: Northern States Power

(3)	Title of Securities: XEL 5.25 3/1/18 maturity cusip 665772CD9

(4)	Date of First Offering: 3/11/08

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: 99.696

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 3/11/08

(10)	Portfolio Assets on Trade Date: $282,864,309

(11)	Price Paid Per Unit: 99.696

(12)	Total Price Paid by Portfolio: $264,194.40

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $11,963,520

(14)	% of Portfolio Assets Applied to Purchase: .093%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Citigroup, Credit Suisse, Morgan Stanley, Banc of America, Bank of New York, Bank of Tokyo-Mitsubishi, UFJ, BMO

Capital, BNP Paribas, HSBC, Lehman, Merrill Lynch, Mizuho Securities, RBC, Societe Generale, Wachovia, Wells Fargo, RBS Greenwich

(2)	Name of Issuers: Oracle Corp

(3)	Title of Securities: ORCL 4.95 4/15/13

(4)	Date of First Offering: 4/2/08

(5)	Amount of Total Offering: $1.25 Billion

(6)	Unit Price of Offering: 99.964

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $288,715,801

(11)	Price Paid Per Unit: 99.964

(12)	Total Price Paid by Portfolio: $424,847.00

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $19,992,800.00

(14) % of Portfolio Assets Applied to Purchase: .147%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Citigroup, Credit Suisse, Morgan Stanley, ABN Amro, Banc of America, Bank of New York, Bank of Tokyo-Mitsubishi, UFJ, BMO Capital, BNP Paribas, HSBC, Hypovereinsbank, Lehman, Merrill Lynch, Mizuho Securities, RBC, Societe Generale, Wachovia Wells Fargo

(2)	Name of Issuers: Oracle Corp

(3)	Title of Securities: ORCL 5.75 4/15/18

(4)	Date of First Offering: 4/2/08

(5)	Amount of Total Offering: $2.5 Billion

(6)	Unit Price of Offering: 99.953

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $288,715,801

(11)	Price Paid Per Unit: 99.953

(12)	Total Price Paid by Portfolio: $743,650.32

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $34,983,550.00

(14) % of Portfolio Assets Applied to Purchase: .258%

JOHN HANCOCK TRUST Vista Trust

Managed by: American Century Investment Management, Inc.

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: J.P. Morgan Securities Inc., Lehman Brothers, Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. RBC Capital Markets Corporation, Jefferies & Company, Inc., UBS Securities LLC

(2)	Name of Issuers: J.P. Morgan Securities Inc

(3)	Title of Securities: Petrohawk Energy

(4)	Date of First Offering: 05/08/08

(5)	Amount of Total Offering: $659,750,000

(6)	Unit Price of Offering: $26.39

(7)	Underwriting Spread or Commission: $1.055/3.998%

(8)	Years of Issuer’s Operations: >3 years

(9)	Trade Date: 05/08/08

(10)	Portfolio Assets on Trade Date: $109,344,797

(11)	Price Paid Per Unit: $26.39

(12)	Total Price Paid by Portfolio: $659,750,000

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $26,390,000

(14) % of Portfolio Assets Applied to Purchase: 0.58%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Banc of America, BNP Paribas, JP Morgan, Wells Fargo

(2)	Name of Issuers: Plains All American Pipeline

(3)	Title of Securities: PAA 6.5 5/1/18

(4)	Date of First Offering: 4/18/08

(5)	Amount of Total Offering: $600 Million

(6)	Unit Price of Offering: 99.424

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/18/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid Per Unit: 99.424

(12)	Total Price Paid by Portfolio: $253,531.20

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $14,913,600

(14)	% of Portfolio Assets Applied to Purchase: .086%

JOHN HANCOCK TRUST U.S. High Yield Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Banc of America Securities, Credit Suisse, BBVA Securities, BNP Paribas, Calyon Securities USA Inc, Citigroup Global Markets Inc, Fortis Securities, RBS Greenwich Capital, Scotia Capital, TF Securities, Wedbush Morgan Securities Inc, Wells Fargo Securities

(2)	Name of Issuers: Quicksilver Resources

(3)	Title of Securities: Quicksilver Resources 74837RAE4

(4)	Date of First Offering: 6/24/08

(5)	Amount of Total Offering: $475mm

(6)	Unit Price of Offering: 98.655

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 6/24/08

(10)	Portfolio Assets on Trade Date: $513,725,718

(11)	Price Paid Per Unit: 98.655

(12)	Total Price Paid by Portfolio: $493,275

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $1,973,100

(14) % of Portfolio Assets Applied to Purchase: 0.09%

JOHN HANCOCK TRUST U.S. High Yield Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Banc of America Securities, Barclays Capital, JP Morgan

(2)	Name of Issuers: Sandridge Energy

(3)	Title of Securities: Sandridge Energy SD8 80007PAC3

(4)	Date of First Offering: 5/15/08

(5)	Amount of Total Offering: $750mm

(6)	Unit Price of Offering: 100

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: 10

(9)	Trade Date: 5/15/08

(10)	Portfolio Assets on Trade Date: $470,311,643

(11)	Price Paid Per Unit: 100

(12)	Total Price Paid by Portfolio: $1M

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $4mm

(14)	% of Portfolio Assets Applied to Purchase: .21%

JOHN HANCOCK TRUST
Fund Name JHT Global Allocation Trust
Managed by Sub-Adviser Name UBS Global Asset Management
For the Year Ended June 30, 2008
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members Citigroup Global Markets, JP Morgan,

Lehman Bros, Credit Suisse Securities, Merrill Lynch, Deutsche Bank Securities, Bank of America Securities, Bear Stearns & Co. Inc., UBS Securities LLC, Wachovia Capital Markets, AG Edwards & Sons Inc., HSBC Securities Inc.

(2) Name of Issuers VMWare Inc.

(3) Title of Securities VMWare Inc.

(4) Date of First Offering 8/13/2007 (5) Amount of Total Offering 957,000,000.00 (6) Unit Price of Offering $29

(7) Underwriting Spread or Commission $0.756 Share (8) Years of Issuer’s Operations 9 (9) Trade Date 8/13/2007 (10) Portfolio Assets on Trade Date 325,677,319.00 (11) Price Paid Per Unit $29.00 (12) Total Price Paid by Portfolio $63,800

(13) Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios

$14,500,000

(14) % of Portfolio Assets Applied to Purchase 0.02%

JOHN HANCOCK TRUST Fund Name JHT Value& Restructuring Managed by Sub-Adviser Name US Trust For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members Lehman Bros

(2)	Name of Issuers Lehman Bros

(3)	Title of Securities Sand Ridge Energy Inc.

(4)	Date of First Offering 11/5/07

(5)	Amount of Total Offering Sand Ridge Energy Cit Group Con Pfd Energy Solut $600,000,000 $746,200,000 $690,000,000

(6)	Unit Price of Offering $25 $26 $23

(7)	Underwriting Spread or Commission 45 cents 94 cents 3.60%

(8)	Years of Issuer’s Operations 12 years

(9)	Trade Date 11/5/2007

(10)	Portfolio Assets on Trade Date $438,211,000

(11)	Price Paid Per Unit $26.00

(12)	Total Price Paid by Portfolio $44,720

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios $26.00

(14)	% of Portfolio Assets Applied to Purchase 0.01%

JOHN HANCOCK TRUST

Fund Name

Managed by: Columbia Management

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Morgan Stanley

(2)	Name of Issuers: JP Morgan

(3)	Title of Securities: Visa Inc

(4)	Date of First Offering: 3/19/08

(5)	Amount of Total Offering: $17.9 billion

(6)	Unit Price of Offering: $44.00

(7)	Underwriting Spread or Commission: 55 Cents

(8)	Years of Issuer’s Operations: over 3 years (50 years)

(9)	Trade Date: 3/18/2008

(10)	Portfolio Assets on Trade Date: $427,129.213

(11)	Price Paid Per Unit: $44.00

(12)	Total Price Paid by Portfolio: $425,480

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $44.00

(14)	% of Portfolio Assets Applied to Purchase: .09%

JOHN HANCOCK TRUST

     Fund Name Managed by Sub-Adviser Name

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members

(2)	Name of Issuers

(3)	Title of Securities

(4)	Date of First Offering

(5)	Amount of Total Offering

(6)	Unit Price of Offering

(7)	Underwriting Spread or Commission

(8)	Years of Issuer’s Operations

(9)	Trade Date

(10)	Portfolio Assets on Trade Date

(11)	Price Paid Per Unit

(12)	Total Price Paid by Portfolio

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios

(14)	% of Portfolio Assets Applied to Purchase

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Citigroup, Lehman, Merrill Lynch, Banc of America, Barclays, BBVA Securities, Credit Suisse, BMO Capital Markets, BNP Paribas, BNY Capital Markets, Comerica Securities, Deutsche Bank, Fortis Securities, Greenwich Capital Markets, Jefferies, JP Morgan, Lazard, Morgan Stanley, Natixis Bleichroeder, Piper Jaffrey, SunTrust, UBS, Wachovia, Wells Fargo

(2)	Name of Issuers: XTO Energy Inc.

(3)	Title of Securities: XTO 5 ½ 06/15/18

(4)	Date of First Offering: 4/15/08

(5)	Amount of Total Offering: $800 Million

(6)	Unit Price of Offering: 99.539

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid Per Unit: 99.539

(12)	Total Price Paid by Portfolio: $442,948.55

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $24,884,750.00

(14) % of Portfolio Assets Applied to Purchase: .150%

JOHN HANCOCK TRUST Core Bond Trust Managed by Wells Capital Management For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: Citigroup, Lehman, Merrill Lynch, Banc of America, Barclays, BBVA Securities, Credit Suisse, BMO Capital Markets, BNP Paribas, BNY Capital Markets, Comerica Securities, Deutsche Bank, Fortis Securities, Goldman Sachs, Greenwich Capital Markets, Jefferies, JP Morgan, Lazard, Morgan Stanley, SunTrust, UBS, Wachovia, Wells Fargo

(2)	Name of Issuers: XTO Energy Inc.

(3)	Title of Securities: XTO 6 3/8 06/15/38

(4)	Date of First Offering: 4/15/08

(5)	Amount of Total Offering: $800 Million

(6)	Unit Price of Offering: 99.864

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid Per Unit: 99.864

(12)	Total Price Paid by Portfolio: $304,585.20

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $16,976,880.00

(14) % of Portfolio Assets Applied to Purchase: .103%

JOHN HANCOCK TRUST

Core Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Managers – Bank of America, Goldman Sachs, Morgan Stanley Senior Co-Mangers –Credit Suisse, JP Morgan, Merrill Lynch, RBS Greenwich Co-Manager – Keybanc Capital, Loop Capital, Piper Jaffray, Wedbush Morgan, Wells Fargo Securities Jr. Co-Manager – n/a

(2)	Name of Issuers Nordstrom Inc

(3)	Title of Securities

JWN 7 1/15/38 maturity cusip 655664AL4

(4)	Date of First Offering 11/28/07

(5)	Amount of Total Offering $350,000,000

(6)	Unit Price of Offering $97.812

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations 120

(9)	Trade Date 11/28/2007

(10)	Portfolio Assets on Trade Date $280,430,217.20

(11)	Price Paid Per Unit $97.812

(12)	Total Price Paid by Portfolio

355,000 bonds @ $97.812= $347,232.00

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios 15,000,000 bonds @ $97.812 = $14,671,800.00

(14) % of Portfolio Assets Applied to Purchase 0.124%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Citi, Lehman Brothers, Merrill Lynch

(2)	Name of Issuers

Allison Transmission 11.0

(3)	Title of Securities

Allison Transmission 11.0 ALTRAN

(4)	Date of First Offering 10/11/07

(5)	Amount of Total Offering $550,000,000

(6)	Unit Price of Offering $100

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 75 years

(9)	Trade Date 10/11/2007

(10)	Portfolio Assets on Trade Date $408,932,830

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $240,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,000,000

(14)	% of Portfolio Assets Applied to Purchase

0.059%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Citi, Lehman Brothers, Merrill Lynch

(2)	Name of Issuers

Allison Transmission 11.25

(3)	Title of Securities

Allison Transmission 11.25 ALTRAN

(4)	Date of First Offering 10/17/07

(5)	Amount of Total Offering $550,000,000

(6)	Unit Price of Offering $98.875

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 75 years

(9)	Trade Date 10/17/2007

(10)	Portfolio Assets on Trade Date $410,576,608

(11)	Price Paid Per Unit $98.875

(12)	Total Price Paid by Portfolio $1,046,750

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $3,950,000

(14)	% of Portfolio Assets Applied to Purchase

0.255%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Deutsche Bank, JP Morgan, Wachovia Securities Co managers - BMO Capital Markets

(2)	Name of Issuers Hilcorp Energy

(3)	Title of Securities

Hilcorp Energy 7.75 HILCRP

(4)	Date of First Offering 10/19/07

(5)	Amount of Total Offering $600,000,000

(6)	Unit Price of Offering $98.01

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 10/17/2007

(10)	Portfolio Assets on Trade Date $410,576,608

(11)	Price Paid Per Unit $98.01

(12)	Total Price Paid by Portfolio $548,856

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,960,200

(14) % of Portfolio Assets Applied to Purchase 0.134%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Deutsche Bank Lehman Brothers

(2)	Name of Issuers Hilcorp Energy

(3)	Title of Securities

Hilcorp Energy 9 HILCRP

(4)	Date of First Offering 11/2/07

(5)	Amount of Total Offering $200,000,000

(6)	Unit Price of Offering $104

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 11/2/2007

(10)	Portfolio Assets on Trade Date $420,204,729

(11)	Price Paid Per Unit $104

(12)	Total Price Paid by Portfolio $577,200

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,773,200

(14)	% of Portfolio Assets Applied to Purchase

0.13%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Lehman Brothers, Bank of America Securities, Morgan Stanley Co managers - Capital One Southcoast, Wells Fargo, Fortis Securities LLC, Natxis Bleichroeder Inc

(2)	Name of Issuers Key Energy

(3)	Title of Securities Key Energy KEG 8.375

(4)	Date of First Offering 11/14/07

(5)	Amount of Total Offering $425,000,000

(6)	Unit Price of Offering $100

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 11/14/2007

(10)	Portfolio Assets on Trade Date $430,306,741

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $2,325,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $7,000,000

(14) % of Portfolio Assets Applied to Purchase 0.540%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Merrill Lynch, Morgan Stanley Co managers - Merrill Lynch,RBS Greenwich Capital, Morgan Stanley, Wells Fargo Securities

(2)	Name of Issuers Mashantucket Pequot

(3)	Title of Securities

Mashantucket Pequot 8.5 MASHTU

(4)	Date of First Offering 11/8/07

(5)	Amount of Total Offering $500,000,000

(6)	Unit Price of Offering $100

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 11/8/2007

(10)	Portfolio Assets on Trade Date $426,256,741

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $1,130,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $3,000,000

(14) % of Portfolio Assets Applied to Purchase 0.377%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Banc of America Securities LLC, Goldman, Sachs, & Co., Morgan Stanley & Co. Co managers - NatCity Investments, Inc, Wells Fargo

(2)	Name of Issuers Steel Dynamics

(3)	Title of Securities

Steel Dynamics STLD 7.375

(4)	Date of First Offering 10/4/07

(5)	Amount of Total Offering $700,000,000

(6)	Unit Price of Offering $100

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 10/04/2007

(10)	Portfolio Assets on Trade Date $410,909,424

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $530,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,500,000

(14) % of Portfolio Assets Applied to Purchase 0.129%

JOHN HANCOCK TRUST

U.S. High Yield Bond Trust

Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members

Joint Lead Managers-Books - Banc of America Securities LLC, Goldman, Sachs, & Co., Morgan Stanley & Co. Co managers - NatCity Investments, Inc, Wells Fargo

(2)	Name of Issuers Steel Dynamics

(3)	Title of Securities

Steel Dynamics STLD 7.375

(4)	Date of First Offering 10/4/07

(5)	Amount of Total Offering $700,000,000

(6)	Unit Price of Offering $100

(7)	Underwriting Spread or Commission 0

(8)	Years of Issuer’s Operations > 10 years

(9)	Trade Date 10/04/2007

(10)	Portfolio Assets on Trade Date $410,909,424

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $530,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,500,000

(14) % of Portfolio Assets Applied to Purchase 0.129%

JOHN HANCOCK TRUST

Value Trust

MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT

For the Year Ended June 30, 2008 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members: JP Morgan, Morgan Stanley, Lehman Brothers, Citigroup, ABN Amro, Mitsubishi UFJ, Deutsche Bank, Merrill Lynch, RBC Capital Markets, Wachovia Capital Markets, HSBC Securities, SG Americas Securities, BMO Capital Markets, CIBC World Markets, Mizuho Securities, Scotia Capital, BNY Capital Markets, Fortis Securities, Daiwa Securities

(2)	Name of Issuers: CIT Group, Inc.

(3)	Title of Securities: CIT

(4)	Date of First Offering: 04/21/2008

(5)	Amount of Total Offering: 91 million shares

(6)	Unit Price of Offering: $11.00

(7)	Underwriting Spread or Commission: $0.55

(8)	Years of Issuer’s Operations: > 3 years

(9)	Trade Date: 04/21/2008

(10)	Portfolio Assets on Trade Date: $301,449,847

(11)	Price Paid Per Unit: $11.00

(12)	Total Price Paid by Portfolio: $214,500

(13)	Total Price Paid by Portfolio plus total Price Paid

For same Securities by other Sub Advised Portfolios: $1,375,000

(14)	% of Portfolio Assets Applied to Purchase: .071%